ING USA ANNUITY AND LIFE INSURANCE COMPANY

SEPARATE ACCOUNT B OF ING USA ANNUITY AND LIFE INSURANCE COMPANY
SEPARATE ACCOUNT EQ OF ING USA ANNUITY AND LIFE INSURANCE COMPANY

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT NY-B OF RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                              PROSPECTUS SUPPLEMENT

                              DATED AUGUST 15, 2005

                         SUPPLEMENT TO THE PROSPECTUSES

                              DATED APRIL 29, 2005

                                       FOR

            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS

                                    ISSUED BY

                   ING USA ANNUITY AND LIFE INSURANCE COMPANY

                                       AND

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

   ("GOLDENSELECT ACCESS ONE" "GOLDENSELECT DVA" "GOLDENSELECT DVA PLUS" "ING
                  EQUI-SELECT" AND "GOLDENSELECT DVA PLUS - NY"

                      -------------------------------------

The information in this supplement updates and amends certain information concerning investment options contained in the above referenced variable annuity prospectuses, each dated April 29, 2005. Not all investment options are offered through every prospectus. Please read this supplement carefully and keep it with your prospectus for future reference.

ING LIFESTYLE PORTFOLIOS

Effective July 1, 2005, the ING T. Rowe Price Growth Equity Portfolio is added to the portfolios listed under, "The following portfolios are within the current group of ING portfolios included in one or more of the ING LifeStyle Portfolios" included in Appendix B, "The Investment Portfolios".

ING MERCURY FOCUS VALUE PORTFOLIO

Effective August 15, 2005, the portfolio name, "ING Mercury Focus Value Portfolio" is changed to "ING Mercury Large Cap Value Portfolio" wherever it appears in the prospectus to reflect the change in the portfolio name. Additionally, the description under the "Investment Objective" column in Appendix B is hereby deleted and replaced with the following to reflect a change in the investment objective of the portfolio:

            INVESTMENT OBJECTIVE

           Seeks long-term growth of capital. Invests at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies that the Portfolio Manager believes are undervalued.


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Fund Change Supp.

ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO

Effective August 29, 2005, the following changes are made to the disclosure concerning the ING Jennison Equity Opportunities Portfolio:

     1. The portfolio name, "ING Jennison Equity Opportunities Portfolio" is changed to "ING Wells Fargo Mid Cap Disciplined Portfolio" wherever it appears in the prospectus to reflect the change in the portfolio name;

     2. The investment subadviser, Jennison Associates, LLC, is changed to Wells Capital Management, Inc. in Appendix B, "The Investment Portfolios"; and

     3. The description under the "Investment Objective" column in Appendix B is hereby deleted and replaced with the following to reflect a change in the investment objective of the portfolio:


           INVESTMENT OBJECTIVE

            Seeks long-term capital growth. Normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of mid-capitalization companies. The Portfolio manager defines mid-capitalization companies as those with market capitalizations within the range of companies comprising the Russell Midcap (R) Value Index at the time of purchase.


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Fund Change Supp.